UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-06071

DWS Institutional Funds

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/07

ITEM 1.           REPORT TO STOCKHOLDERS

JUNE 30, 2007

Semiannual Report
to Shareholders

DWS U.S. Bond Index Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. The fund may not be able to replicate the Lehman Brothers U.S. Aggregate Index closely enough to track its performance for several reasons, including the fund's cost to buy and sell securities, the flow of money into and out of the fund and the potential underperformance of securities selected. Additionally, the fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2007

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2007 is 0.43% for Institutional Class shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended June 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average Annual Total Returns as of 6/30/07
DWS U.S. Bond Index Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Institutional Class	.92%	5.86%	3.85%	4.28%	5.87%
Lehman Brothers U.S. Aggregate Index+	.98%	6.12%	3.98%	4.48%	6.02%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Institutional Class
Net Asset Value: 6/30/07	$ 9.93
12/31/06	$ 10.09
Distribution Information: Six Months as of 6/30/07: Income Dividends	$ .25
June Income Dividend	$ .0426
SEC 30-day Yield as of 6/30/07++	5.35%
Current Annualized Distribution Rate as of 6/30/07++	5.22%
++ The SEC Yield is net investment income per share earned over the month ended June 30, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 5.12% had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on June 30, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.99% had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Institutional Class Lipper Rankings — Intermediate Investment Grade Debt Funds Category as of 6/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	176	of	522	34
3-Year	149	of	450	33
5-Year	169	of	387	44
10-Year	38	of	181	21

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested.

Growth of an Assumed $1,000,000 Investment
[] DWS U.S. Bond Index Fund — Institutional Class [] Lehman Brothers U.S. Aggregate Index+

Yearly periods ended June 30
Comparative Results as of 6/30/07
DWS U.S. Bond Index Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,058,600	$1,120,100	$1,233,200	$1,768,700
	Average annual total return	5.86%	3.85%	4.28%	5.87%
Lehman Brothers U.S. Aggregate Index+	Growth of $1,000,000	$1,061,200	$1,124,300	$1,245,200	$1,793,700
	Average annual total return	6.12%	3.98%	4.48%	6.02%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

+ The Lehman Brothers U.S. Aggregate Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2007 to June 30, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2007
Actual Fund Return	Institutional Class
Beginning Account Value 1/1/07	$ 1,000.00
Ending Account Value 6/30/07	$ 1,009.20
Expenses Paid per $1,000*	$ .75
Hypothetical 5% Fund Return	Institutional Class
Beginning Account Value 1/1/07	$ 1,000.00
Ending Account Value 6/30/07	$ 1,024.05
Expenses Paid per $1,000*	$ .75
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio	Institutional Class
DWS U.S. Bond Index Fund	.15%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Louis D'Arienzo discusses the market environment and fund performance for DWS U.S. Bond Index Fund during the six-month period ended June 30, 2007.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did DWS U.S. Bond Index Fund perform during its most recent semiannual period?

A: DWS U.S. Bond Index Fund closely tracked the performance of its benchmark, the Lehman Brothers U.S. Aggregate Index, for the six months ended June 30, 2007.1 The fund produced a return of 0.92% (Institutional Class shares) for the semiannual period, as compared with 0.98% for the benchmark. The fund outperformed the 0.61% average return of the 556 funds in its Lipper category, Intermediate Investment Grade Debt Funds.2 (Past performance is no guarantee of future results. Please see pages 4 through 5 for more complete performance information.)

1 The Lehman Brothers U.S. Aggregate Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with an average maturity of one year or more.
2 The Lipper Intermediate Investment Grade Debt Funds category is comprised of funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to 10 years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Intermediate Investment Grade Debt Funds category. For the 1-, 5- and 10-year periods this category's average was 5.54% (522 funds), 4.16% (387 funds) and 5.29% (181 funds), respectively, as of 6/30/07.
Category and index returns assume reinvestment of dividends. Index returns, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into a category or any index.

Q: Will you characterize conditions for the bond market in the first half of 2007?

A: The start of 2007 saw a continuation of many of the market trends that had characterized the previous year. The US economy was growing, despite uncertainty over the continuing slump in the housing sector, and investors seemed comfortable holding higher-risk assets. Beginning in February, however, global market volatility and news of increasing defaults within the subprime mortgage market prompted a gradual reassessment of risk tolerance by investors. This environment led to a "flight to quality" into lower-risk assets toward the end of the first quarter.

The second quarter began with the fixed-income markets struggling with a mixed picture of slower economic growth, inflation hovering above the US Federal Reserve Board's (the Fed's) stated "comfort zone," steady employment and a series of rates hikes by foreign central banks. During the first half of the year, the Fed remained "on hold," keeping the federal funds rate at 5.25%, while continually noting that its primary concern was keeping inflation in check. Through most of the period, market speculation centered on when the Fed would begin to cut rates in order to bolster the economy, which posted relatively weak growth numbers for the first quarter. In May and June, however, yields spiked as the market finally capitulated regarding its previous expectations for near-term interest rate relief from the Fed following more bad news concerning the subprime mortgage market and additional rate hikes from foreign central banks.

The Treasury yield curve was inverted at the start of the year, with short-term rates higher than long-term rates.3 Over the six-month period, rising commodity prices and increased inflation concerns caused the yield curve to steepen.

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Q: How did the various maturities within the Treasury market perform?

A: The yield curve steepened between two and 30 years during the six-month period. The yield on the two-year note increased by four basis points, while the five-year increased by 22 basis points and the 10-year by 31 basis points. Yields of 30-year Treasuries increased by 31 basis points. (One basis point equals .01%.)

Q: How do you expect to manage the fund in the coming months?

A: The Lehman Brothers U.S. Aggregate Index is an unmanaged broad market-weighted index and is comprised of US Treasury and agency securities, as well as mortgage-backed, asset-backed and investment-grade corporate issues and international (dollar-denominated) bonds, all with maturities greater than one year. As an index fund, we seek to replicate as closely as possible (before deduction of expenses) the investment performance of the benchmark index. Thus, we neither evaluate short-term fluctuations in the fund's performance nor manage according to a given outlook for the bond market or the economy in general. Still, we will continue to monitor economic conditions and the way they affect the financial markets, as we seek to closely track the performance of the broad US bond market.

US Treasury Bond Yield Curve (ending 12/31/06 and 6/30/07)

Past performance is no guarantee of future results.

Source: Bloomberg

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	6/30/07	12/31/06

Mortgage Backed Securities Pass-Throughs	38%	31%
Government & Agency Obligations	36%	38%
Corporate Bonds	20%	21%
Commercial and Non-Agency Mortgage-Backed Securities	4%	5%
Cash Equivalents & Other, net	1%	3%
Asset Backed	1%	2%
	100%	100%
Bond Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	6/30/07	12/31/06

Financials	47%	47%
Consumer Discretionary	8%	8%
Telecommunication Services	7%	7%
Utilities	7%	6%
Energy	6%	6%
Consumer Staples	6%	6%
Sovereign Bonds	6%	7%
Industrials	5%	5%
Health Care	3%	3%
Materials	3%	3%
Information Technology	2%	2%
	100%	100%
Quality	6/30/07	12/31/06

US Government Obligations	74%	69%
AAA	7%	11%
AA	5%	5%
A	8%	8%
BBB	6%	7%
	100%	100%

Asset allocation, bond diversification and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity	6/30/07	12/31/06

Under 1 year	1%	3%
1-4.99 years	42%	43%
5-9.99 years	47%	43%
10-19.99 years	4%	5%
20 years or greater	6%	6%
	100%	100%

Weighted average effective maturity: 7.10 years and 6.73 years, respectively.

Effective maturity is subject to change.

For more complete details about the Fund's investment portfolio, see page 13. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of June 30, 2007 (Unaudited)

	Principal Amount ($)	Value ($)

Corporate Bonds 19.5%
Consumer Discretionary 1.6%
British Sky Broadcasting Group PLC, 6.875%, 2/23/2009	50,000	51,024
CBS Corp., 7.7%, 7/30/2010	200,000	211,481
Comcast Cable Communications Holdings, Inc., 8.375%, 3/15/2013	90,000	100,468
Comcast Cable Communications LLC:
6.2%, 11/15/2008	100,000	100,793
6.875%, 6/15/2009	60,000	61,433
Comcast Cable Holdings LLC, 7.125%, 2/15/2028	100,000	102,891
Comcast Corp.:
5.85%, 1/15/2010	25,000	25,166
5.85%, 11/15/2015	50,000	49,170
6.5%, 1/15/2017	50,000	51,048
Cox Communications, Inc., 7.875%, 8/15/2009	50,000	52,259
DaimlerChrysler NA Holding Corp.:
6.5%, 11/15/2013	75,000	77,460
7.2%, 9/1/2009	150,000	154,814
8.0%, 6/15/2010	150,000	159,538
Gannett Co., Inc., 6.375%, 4/1/2012 (a)	50,000	50,902
Home Depot, Inc.:
4.625%, 8/15/2010 (a)	100,000	97,099
5.4%, 3/1/2016	100,000	93,739
Kimberly-Clark Corp., 5.625%, 2/15/2012	50,000	50,087
Lowe's Companies, Inc., 5.0%, 10/15/2015	75,000	70,965
Macy's, 7.45%, 7/15/2017	150,000	152,855
News America Holdings, Inc., 9.25%, 2/1/2013	100,000	115,715
News America, Inc.:
5.3%, 12/15/2014	25,000	24,150
6.4%, 12/15/2035	50,000	47,616
R.R. Donnelley & Sons Co., 5.5%, 5/15/2015	25,000	23,155
Target Corp., 5.875%, 3/1/2012	200,000	203,179
Time Warner Cable, Inc., 144A, 5.85%, 5/1/2017	100,000	97,265
Time Warner Entertainment Co. LP, 7.25%, 9/1/2008	100,000	101,822
Time Warner, Inc.:
6.625%, 5/15/2029	10,000	9,709
6.75%, 4/15/2011	150,000	155,114
6.875%, 5/1/2012	100,000	104,327
6.95%, 1/15/2028	30,000	30,218
7.7%, 5/1/2032	25,000	27,034
Viacom, Inc., 6.875%, 4/30/2036	100,000	96,612
Walt Disney Co.:
6.2%, 6/20/2014	75,000	77,568
6.375%, 3/1/2012	25,000	25,896
Yum! Brands, Inc., 6.25%, 4/15/2016 (a)	50,000	49,894
		2,902,466
Consumer Staples 1.3%
Altria Group, Inc., 7.75%, 1/15/2027	25,000	29,238
Anheuser Busch Companies, Inc., 4.95%, 1/15/2014	100,000	95,418
Bottling Group LLC:
5.0%, 11/15/2013	50,000	48,247
5.5%, 4/1/2016	25,000	24,405
Coca-Cola Co., 5.75%, 3/15/2011 (a)	25,000	25,282
Coca-Cola Enterprises, Inc.:
6.75%, 9/15/2028	50,000	52,848
8.5%, 2/1/2022	75,000	91,715
ConAgra Foods, Inc., 7.125%, 10/1/2026	100,000	105,323
Coors Brewing Co., 6.375%, 5/15/2012	10,000	10,240
Costco Wholesale Corp., 5.5%, 3/15/2017	75,000	73,122
CVS Caremark Corp.:
4.0%, 9/15/2009	50,000	48,392
5.75%, 6/1/2017	50,000	48,241
6.25%, 6/1/2027	50,000	48,447
Diageo Capital PLC:
5.125%, 1/30/2012	25,000	24,476
5.5%, 9/30/2016	125,000	120,860
Fortune Brands, Inc., 4.875%, 12/1/2013 (a)	50,000	46,700
General Mills, Inc.:
5.7%, 2/15/2017	50,000	48,734
6.0%, 2/15/2012	48,000	48,515
H.J. Heinz Finance Co.:
6.0%, 3/15/2012 (a)	25,000	25,088
6.625%, 7/15/2011 (a)	25,000	25,722
Kellogg Co.:
Series B, 6.6%, 4/1/2011	50,000	51,693
Series B, 7.45%, 4/1/2031 (a)	50,000	56,690
Kraft Foods, Inc.:
4.0%, 10/1/2008	100,000	98,109
5.625%, 11/1/2011	50,000	49,609
6.25%, 6/1/2012	40,000	40,654
Kroger Co., 8.0%, 9/15/2029	50,000	53,925
Pepsi Bottling Group, Inc., Series B, 7.0%, 3/1/2029 (a)	25,000	27,458
Procter & Gamble Co., 6.875%, 9/15/2009	200,000	206,430
Safeway, Inc.:
6.5%, 11/15/2008	90,000	91,154
6.5%, 3/1/2011	80,000	82,038
Unilever Capital Corp., 7.125%, 11/1/2010	50,000	52,411
Wal-Mart Stores, Inc.:
4.55%, 5/1/2013	100,000	94,732
5.25%, 9/1/2035	200,000	174,830
6.875%, 8/10/2009	100,000	103,127
		2,223,873
Energy 1.3%
Alabama Power Co.:
5.5%, 10/15/2017	100,000	97,127
5.7%, 2/15/2033	50,000	47,218
Alberta Energy Co., Ltd.:
7.375%, 11/1/2031	50,000	54,828
7.65%, 9/15/2010	10,000	10,579
Anadarko Finance Co., Series B, 6.75%, 5/1/2011	25,000	25,812
Anadarko Petroleum Corp., 5.95%, 9/15/2016	100,000	97,642
Burlington Resources, Inc., 7.375%, 3/1/2029	50,000	56,427
Canadian Natural Resources, Ltd.:
5.45%, 10/1/2012	25,000	24,718
5.7%, 5/15/2017	100,000	96,737
Conoco Funding Co., 6.35%, 10/15/2011	100,000	103,114
Conoco, Inc., 6.95%, 4/15/2029	150,000	163,704
DCP Midstream LP, 8.125%, 8/16/2030 (a)	25,000	29,543
Devon Financing Corp., 6.875%, 9/30/2011	100,000	104,394
Duke Capital Corp., 7.5%, 10/1/2009 (a)	50,000	51,980
EnCana Corp., 4.75%, 10/15/2013	50,000	47,203
Enterprise Products Operating LP:
Series B, 5.6%, 10/15/2014	50,000	48,607
Series B, 6.875%, 3/1/2033 (a)	25,000	25,437
Exelon Generation Co. LLC, 6.95%, 6/15/2011	25,000	25,955
Kinder Morgan Energy Partners LP, 6.75%, 3/15/2011	60,000	62,092
Marathon Oil Corp., 6.0%, 7/1/2012	50,000	50,687
MidAmerican Energy Holdings Co.:
5.875%, 10/1/2012	25,000	25,216
6.125%, 4/1/2036	50,000	48,305
Nexen, Inc., 7.875%, 3/15/2032	50,000	56,754
Occidental Petroleum Corp., 6.75%, 1/15/2012	100,000	105,201
Pemex Project Funding Master Trust:
7.375%, 12/15/2014	100,000	108,684
7.875%, 2/1/2009	50,000	51,575
9.125%, 10/13/2010	150,000	165,000
Petro-Canada, 5.95%, 5/15/2035	100,000	92,076
PPL Energy Supply LLC, 6.4%, 11/1/2011	25,000	25,392
Suncor Energy, Inc., 5.95%, 12/1/2034	50,000	47,334
TransCanada PipeLines Ltd., 5.85%, 3/15/2036	50,000	47,259
Union Pacific Resources Group, Inc., 7.5%, 10/15/2026	60,000	62,748
Valero Energy Corp.:
6.875%, 4/15/2012	50,000	52,362
7.5%, 4/15/2032	25,000	27,302
Weatherford International Ltd., 5.5%, 2/15/2016	50,000	47,784
XTO Energy, Inc.:
5.3%, 6/30/2015	50,000	47,713
6.25%, 4/15/2013	25,000	25,550
		2,260,059
Financials 9.8%
ACE INA Holdings, Inc., 6.7%, 5/15/2036	50,000	50,766
Allstate Corp.:
5.35%, 6/1/2033	50,000	43,982
7.2%, 12/1/2009	100,000	103,917
American Express Co., 5.25%, 9/12/2011	250,000	247,328
American General Finance Corp.:
Series I, 3.875%, 10/1/2009	100,000	96,749
Series H, 5.375%, 10/1/2012	75,000	74,002
American International Group, Inc., 4.25%, 5/15/2013	100,000	93,280
Apache Finance Canada, 7.75%, 12/15/2029	25,000	28,760
Archstone-Smith Operating Trust, (REIT), 5.25%, 5/1/2015	75,000	72,504
Asian Development Bank, 4.5%, 9/4/2012	250,000	242,367
Assurant, Inc., 5.625%, 2/15/2014	25,000	24,466
Avalonbay Communities, 6.125%, 11/1/2012 (a)	30,000	30,632
Axa, 8.6%, 12/15/2030	50,000	60,926
AXA Financial, Inc., 7.75%, 8/1/2010	100,000	106,457
Bank of America Corp.:
5.125%, 11/15/2014	100,000	96,113
5.75%, 8/15/2016	100,000	98,667
5.875%, 2/15/2009	50,000	50,399
6.25%, 4/15/2012 (a)	150,000	154,483
7.8%, 2/15/2010	325,000	343,527
Bank of New York Co., Inc., 7.3%, 12/1/2009	65,000	67,794
Bank of Tokyo-Mitsubishi NY, 7.4%, 6/15/2011	10,000	10,662
Bank One Corp.:
7.625%, 10/15/2026	50,000	57,450
7.75%, 7/15/2025	100,000	115,727
7.875%, 8/1/2010	50,000	53,390
Barclays Bank PLC, 7.4%, 12/15/2009	60,000	62,804
BB&T Corp., 5.2%, 12/23/2015	100,000	95,265
Bear Stearns Companies, Inc., 4.5%, 10/28/2010	175,000	169,238
Berkshire Hathaway Finance Corp., 4.625%, 10/15/2013	150,000	142,406
BHP Billiton Finance Ltd., 5.4%, 3/29/2017	150,000	144,197
Boeing Capital Corp., 6.1%, 3/1/2011	110,000	112,389
Boston Properties, Inc., 6.25%, 1/15/2013	50,000	51,272
British Transco Finance, Inc., 6.625%, 6/1/2018	100,000	104,494
Capital One Bank, 5.75%, 9/15/2010	100,000	100,474
Caterpillar Financial Services Corp., Series F, 4.75%, 2/17/2015	50,000	46,755
Charter One Bank NA, 6.375%, 5/15/2012	10,000	10,433
China Development Bank, 5.0%, 10/15/2015 (a)	50,000	47,759
Chubb Corp.:
6.0%, 11/15/2011 (a)	10,000	10,152
6.0%, 5/11/2037	75,000	71,402
CIT Group, Inc.:
5.0%, 11/24/2008	75,000	74,513
5.65%, 2/13/2017	100,000	94,727
6.0%, 4/1/2036	150,000	139,224
Citigroup, Inc.:
5.0%, 9/15/2014	150,000	142,689
5.125%, 5/5/2014	100,000	96,745
5.25%, 2/27/2012	50,000	49,350
5.3%, 1/7/2016 (a)	100,000	96,653
5.875%, 2/22/2033 (a)	100,000	94,986
6.0%, 10/31/2033	100,000	96,282
6.5%, 1/18/2011	150,000	154,692
6.625%, 6/15/2032	75,000	78,138
7.25%, 10/1/2010	50,000	52,626
Corp. Andina De Fomento:
5.2%, 5/21/2013	75,000	72,889
6.875%, 3/15/2012	10,000	10,473
Countrywide Home Loans, Inc., Series L, 4.0%, 3/22/2011	100,000	93,734
Credit Suisse (USA), Inc.:
4.875%, 1/15/2015	150,000	141,989
5.125%, 8/15/2015	25,000	23,952
5.375%, 3/2/2016 (a)	50,000	48,607
6.125%, 11/15/2011	100,000	102,183
6.5%, 1/15/2012	100,000	103,578
7.125%, 7/15/2032 (a)	50,000	56,740
Deutsche Telekom International Finance BV:
5.25%, 7/22/2013 (a)	100,000	96,706
5.75%, 3/23/2016 (a)	100,000	97,551
8.0%, 6/15/2010	50,000	53,293
Dow Capital BV, 9.2%, 6/1/2010	50,000	54,339
ERP Operating LP, 6.625%, 3/15/2012	125,000	129,751
European Investment Bank:
4.0%, 3/3/2010 (a)	250,000	243,302
4.625%, 5/15/2014 (a)	450,000	432,815
FIA Credit Services NA, 4.625%, 8/3/2009	50,000	49,250
Fifth Third Bancorp, 4.5%, 6/1/2018	50,000	44,113
FleetBoston Financial Corp.:
6.875%, 1/15/2028	45,000	48,000
7.375%, 12/1/2009	65,000	67,873
Fund American Co., Inc., 5.875%, 5/15/2013	50,000	49,168
GE Insurance Solutions Corp., 6.45%, 3/1/2019	50,000	51,523
General Electric Capital Corp.:
Series A, 4.625%, 9/15/2009 (a)	63,000	62,122
Series A, 4.875%, 3/4/2015	125,000	118,320
5.45%, 1/15/2013	200,000	197,914
Series A, 5.875%, 2/15/2012	200,000	202,341
6.0%, 6/15/2012	200,000	203,567
Series A, 6.75%, 3/15/2032	100,000	108,497
6.875%, 11/15/2010	50,000	52,200
Genworth Financial, Inc., 6.15%, 11/15/2066	75,000	71,086
Hartford Financial Services Group, Inc.:
4.625%, 7/15/2013	50,000	47,272
5.95%, 10/15/2036	25,000	23,931
Health Care Property Investors, Inc., (REIT), 6.0%, 1/30/2017	50,000	48,953
HSBC Bank USA, 4.625%, 4/1/2014	50,000	46,710
HSBC Finance Corp.:
4.75%, 7/15/2013 (a)	100,000	94,418
5.0%, 6/30/2015	50,000	46,832
5.5%, 1/19/2016	50,000	48,184
5.875%, 2/1/2009	100,000	100,682
6.375%, 10/15/2011	50,000	51,376
6.75%, 5/15/2011	125,000	129,753
7.0%, 5/15/2012	100,000	105,288
HSBC Holdings PLC, 7.5%, 7/15/2009	150,000	155,976
ING Groep N.V., 5.775%, 12/29/2049	75,000	72,386
Inter-American Development Bank, 7.375%, 1/15/2010	250,000	263,060
International Finance Corp.:
4.75%, 4/25/2012	50,000	49,075
5.125%, 5/2/2011	50,000	49,926
International Lease Finance Corp.:
3.5%, 4/1/2009	25,000	24,217
Series R, 5.55%, 9/5/2012	100,000	99,468
5.875%, 5/1/2013	100,000	100,671
iStar Financial, Inc., (REIT), 5.15%, 3/1/2012	75,000	72,172
John Deere Capital Corp.:
6.0%, 2/15/2009	35,000	35,347
7.0%, 3/15/2012	100,000	105,729
John Hancock Financial Services, Inc., 5.625%, 12/1/2008	25,000	25,079
JPMorgan Chase & Co.:
6.75%, 2/1/2011	100,000	103,896
7.125%, 6/15/2009	100,000	102,991
JPMorgan Chase Bank NA, 5.875%, 6/13/2016	250,000	250,419
KeyBank National Association, 5.45%, 3/3/2016	25,000	24,193
KeyCorp., Series G, 4.7%, 5/21/2009	100,000	98,795
Korea Development Bank, 4.625%, 9/16/2010	100,000	97,630
Kreditanstalt fuer Wiederaufbau:
4.125%, 10/15/2014	150,000	140,204
4.25%, 6/15/2010 (a)	110,000	107,128
7.0%, 3/1/2013	275,000	296,917
Landwirtschaftliche Rentenbank, 3.875%, 3/15/2010 (a)	250,000	241,713
Lehman Brothers Holdings, Inc.:
3.5%, 8/7/2008	50,000	48,958
Series G, 4.8%, 3/13/2014 (a)	225,000	212,346
6.625%, 1/18/2012	100,000	103,725
Marsh & McLennan Companies, Inc., 5.375%, 7/15/2014 (a)	50,000	46,778
Marshall & Ilsley Corp., 4.375%, 8/1/2009	50,000	49,118
MBIA, Inc., 9.375%, 2/15/2011	125,000	140,973
Mellon Funding Corp., 5.0%, 12/1/2014	50,000	48,043
Merrill Lynch & Co., Inc.:
Series C, 4.79%, 8/4/2010	50,000	48,996
5.0%, 2/3/2014	25,000	23,894
Series C, 5.0%, 1/15/2015	25,000	23,676
6.0%, 2/17/2009	250,000	252,236
6.22%, 9/15/2026	50,000	48,715
6.5%, 7/15/2018	50,000	52,190
MetLife, Inc.:
5.0%, 6/15/2015	100,000	94,414
6.125%, 12/1/2011	25,000	25,531
6.4%, 12/15/2036	25,000	23,159
Morgan Stanley:
3.875%, 1/15/2009	150,000	146,795
4.75%, 4/1/2014	325,000	303,498
5.3%, 3/1/2013	100,000	98,017
6.6%, 4/1/2012	100,000	103,706
National Australia Bank Ltd., Series A, 8.6%, 5/19/2010	50,000	54,209
National City Corp., 4.9%, 1/15/2015	100,000	94,284
National Westminster Bank PLC, 7.375%, 10/1/2009	50,000	51,952
Nationwide Financial Services, 5.9%, 7/1/2012	25,000	25,267
NiSource Finance Corp., 5.45%, 9/15/2020	75,000	67,840
Oesterreichische Kontrollbank AG, 4.5%, 3/9/2015	150,000	142,002
Principal Life Income Fundings, 5.1%, 4/15/2014	25,000	24,031
ProLogis (REIT):
5.5%, 3/1/2013	20,000	19,768
5.75%, 4/1/2016 (a)	25,000	24,659
Protective Life Secured Trust, Series 2004-A, 4.0%, 4/1/2011	25,000	23,830
Prudential Financial, Inc.:
Series B, 5.1%, 9/20/2014 (a)	100,000	95,811
Series B, 5.75%, 7/15/2033	25,000	23,191
Regions Financial Corp., 6.375%, 5/15/2012	50,000	51,448
Royal Bank of Canada, 5.65%, 7/20/2011	50,000	50,483
Royal Bank of Scotland Group PLC:
5.05%, 1/8/2015	100,000	96,001
7.648%, 8/31/2049	50,000	55,745
Santander Central Hispano Issuances, 7.625%, 9/14/2010	50,000	53,205
Simon Property Group LP (REIT):
5.1%, 6/15/2015	50,000	47,528
5.25%, 12/1/2016	100,000	95,215
6.35%, 8/28/2012	100,000	103,094
SLM Corp.:
Series A, 4.0%, 1/15/2009	150,000	144,124
Series A, 5.0%, 10/1/2013	25,000	21,330
Svensk Exportkredit AB:
Series C, 4.0%, 6/15/2010	100,000	96,668
Series D, 4.875%, 9/29/2011	100,000	98,362
Swiss Bank Corp., 7.0%, 10/15/2015	100,000	108,371
The Goldman Sachs Group, Inc.:
5.125%, 1/15/2015	50,000	47,512
5.15%, 1/15/2014	100,000	96,091
5.35%, 1/15/2016	100,000	95,439
5.5%, 11/15/2014	200,000	194,842
6.125%, 2/15/2033	50,000	47,694
6.45%, 5/1/2036	225,000	220,931
6.6%, 1/15/2012	50,000	51,776
6.65%, 5/15/2009	15,000	15,337
6.875%, 1/15/2011	50,000	52,008
7.35%, 10/1/2009	50,000	52,030
The International Bank for Reconstruction & Development:
4.75%, 2/15/2035	25,000	22,105
5.0%, 4/1/2016	50,000	48,861
8.625%, 10/15/2016	100,000	121,993
The Travelers Cos., Inc.:
6.25%, 6/15/2037	50,000	48,418
6.75%, 6/20/2036	50,000	51,687
Toyota Motor Credit Corp., 5.5%, 12/15/2008	30,000	30,008
UBS AG Stamford Branch, Series 10, 5.875%, 7/15/2016	50,000	50,648
UFJ Finance Aruba AEC, 6.75%, 7/15/2013	150,000	158,384
US Bank National Association:
4.8%, 4/15/2015	100,000	93,615
6.375%, 8/1/2011	100,000	103,015
Verizon Global Funding Corp.:
7.75%, 12/1/2030	100,000	112,016
7.75%, 6/15/2032	100,000	111,941
Wachovia Bank NA:
4.875%, 2/1/2015	75,000	70,848
5.0%, 8/15/2015	200,000	189,751
Wachovia Corp.:
4.875%, 2/15/2014	50,000	47,703
5.625%, 10/15/2016	100,000	97,400
6.15%, 3/15/2009	100,000	101,270
Washington Mutual, Inc., 5.25%, 9/15/2017 (a)	20,000	18,564
Wells Fargo & Co.:
4.95%, 10/16/2013	50,000	48,154
5.0%, 11/15/2014	50,000	47,752
5.125%, 9/15/2016 (a)	50,000	47,633
5.375%, 2/7/2035	50,000	45,420
Wells Fargo Bank NA:
6.45%, 2/1/2011	75,000	77,332
7.55%, 6/21/2010	200,000	211,647
Wells Fargo Financial, Inc., 5.5%, 8/1/2012	25,000	25,038
Western Union Co., 5.93%, 10/1/2016	50,000	48,782
XL Capital Ltd., Series E, 6.5%, 12/31/2049	50,000	46,959
		17,526,070
Health Care 0.6%
Aetna, Inc., 6.625%, 6/15/2036	50,000	50,881
Amgen, Inc., 4.85%, 11/18/2014	25,000	23,400
Baxter International, Inc., 4.625%, 3/15/2015	25,000	23,133
Boston Scientific Corp., 6.25%, 11/15/2035	25,000	23,621
Bristol-Myers Squibb Co., 5.875%, 11/15/2036	50,000	47,168
Genentech, Inc., 4.75%, 7/15/2015	50,000	46,728
Johnson & Johnson, 6.95%, 9/1/2029	50,000	57,389
McKesson Corp., 5.7%, 3/1/2017	50,000	48,305
Medtronic, Inc., Series B, 4.75%, 9/15/2015	25,000	23,274
Merck & Co, Inc., 6.4%, 3/1/2028	250,000	255,059
Pharmacia Corp., 6.6%, 12/1/2028	75,000	80,473
Schering-Plough Corp.:
5.55%, 12/1/2013	50,000	50,184
6.75%, 12/1/2033	25,000	26,797
UnitedHealth Group, Inc.:
4.875%, 4/1/2013	25,000	23,842
5.0%, 8/15/2014	50,000	47,755
WellPoint Health Networks, Inc., 6.375%, 1/15/2012	100,000	102,419
Wyeth:
5.5%, 2/15/2016	50,000	48,694
5.95%, 4/1/2037	125,000	119,461
		1,098,583
Industrials 1.1%
Archer-Daniels-Midland Co., 5.935%, 10/1/2032	75,000	71,737
Boeing Co., 5.125%, 2/15/2013	50,000	49,227
Burlington Northern Santa Fe Corp., 5.9%, 7/1/2012	100,000	100,599
Canadian National Railway Co., 4.4%, 3/15/2013	100,000	93,584
Caterpillar, Inc.:
6.05%, 8/15/2036	50,000	49,189
7.3%, 5/1/2031	120,000	135,815
CRH America, Inc., 5.3%, 10/15/2013	100,000	95,830
CSX Corp., 6.0%, 10/1/2036 (a)	100,000	93,358
D.R. Horton, Inc., 6.5%, 4/15/2016	40,000	38,271
FedEx Corp., 9.65%, 6/15/2012	50,000	58,216
General Dynamics Corp., 5.375%, 8/15/2015 (a)	100,000	98,097
Honeywell International, Inc.:
5.7%, 3/15/2036	50,000	46,160
5.7%, 3/15/2037	25,000	23,025
7.5%, 3/1/2010	25,000	26,274
Lennar Corp., Series B, 5.6%, 5/31/2015	50,000	46,853
Lockheed Martin Corp., Series B, 6.15%, 9/1/2036	50,000	49,861
M.D.C. Holdings, Inc., 5.375%, 7/1/2015 (a)	25,000	22,860
Norfolk Southern Corp.:
5.64%, 5/17/2029 (a)	96,000	86,749
6.2%, 4/15/2009	50,000	50,561
7.8%, 5/15/2027	4,000	4,537
Norfolk Southern Railway Co., 9.75%, 6/15/2020	40,000	51,320
Northrop Grumman Corp., 7.125%, 2/15/2011	100,000	104,891
Pulte Homes, Inc., 6.375%, 5/15/2033	100,000	88,095
Raytheon Co., 7.2%, 8/15/2027	75,000	84,161
Republic Services, Inc., 7.125%, 5/15/2009	10,000	10,292
Union Pacific Corp.:
6.65%, 1/15/2011	50,000	51,575
7.0%, 2/1/2016	50,000	52,501
United Technologies Corp.:
4.875%, 5/1/2015	50,000	47,362
6.1%, 5/15/2012	50,000	51,303
7.125%, 11/15/2010	50,000	52,615
Waste Management, Inc.:
6.5%, 11/15/2008	50,000	50,565
7.0%, 7/15/2028	50,000	50,549
Xerox Corp., 6.75%, 2/1/2017	100,000	102,578
		2,038,610
Information Technology 0.4%
First Data Corp., 4.85%, 10/1/2014	62,000	59,595
Hewlett-Packard Co., 6.5%, 7/1/2012	50,000	52,112
International Business Machines Corp.:
4.75%, 11/29/2012	100,000	96,660
6.5%, 1/15/2028 (a)	125,000	132,166
Motorola, Inc., 7.625%, 11/15/2010 (a)	8,000	8,432
Oracle Corp., 5.25%, 1/15/2016	100,000	95,885
Pitney Bowes, Inc., 3.875%, 6/15/2013	100,000	90,806
Scana Corp.:
6.25%, 2/1/2012	60,000	61,309
6.875%, 5/15/2011 (a)	25,000	26,020
		622,985
Materials 0.5%
Alcan, Inc.:
4.5%, 5/15/2013	100,000	93,082
4.875%, 9/15/2012	10,000	9,535
5.2%, 1/15/2014	25,000	23,773
Alcoa, Inc.:
6.0%, 1/15/2012	25,000	25,058
7.375%, 8/1/2010	100,000	104,742
Dow Chemical Co., 6.0%, 10/1/2012	100,000	101,040
E.I. du Pont de Nemours & Co., 6.875%, 10/15/2009	150,000	154,938
Meadwestvaco Corp., 6.85%, 4/1/2012	70,000	72,174
Monsanto Co., 5.5%, 8/15/2025	25,000	22,831
Praxair, Inc., 3.95%, 6/1/2013	50,000	45,914
Vale Overseas Ltd.:
6.25%, 1/23/2017	50,000	49,591
6.875%, 11/21/2036	100,000	100,519
Weyerhaeuser Co., 6.75%, 3/15/2012	150,000	155,198
		958,395
Telecommunication Services 1.5%
Ameritech Capital Funding, 6.55%, 1/15/2028	100,000	96,397
AT&T, Inc.:
5.1%, 9/15/2014	25,000	23,846
5.875%, 8/15/2012	150,000	151,139
6.8%, 5/15/2036 (a)	50,000	51,785
BellSouth Corp.:
5.2%, 9/15/2014	50,000	47,982
5.2%, 12/15/2016 (a)	250,000	236,160
6.0%, 11/15/2034 (a)	100,000	93,598
British Telecommunications PLC:
8.625%, 12/15/2010	50,000	54,638
9.125%, 12/15/2030	70,000	91,615
Cingular Wireless LLC, 6.5%, 12/15/2011	75,000	77,561
Embarq Corp.:
7.082%, 6/1/2016	75,000	75,420
7.995%, 6/1/2036	25,000	25,372
France Telecom SA:
7.75%, 3/1/2011	75,000	80,128
8.5%, 3/1/2031	75,000	94,237
GTE North, Inc., 5.65%, 11/15/2008	100,000	100,122
Koninklijke (Royal) KPN NV:
8.0%, 10/1/2010	25,000	26,757
8.375%, 10/1/2030	50,000	56,065
Motorola, Inc., 7.5%, 5/15/2025 (a)	50,000	52,609
New Cingular Wireless Services, Inc., 7.875%, 3/1/2011	100,000	107,518
Sprint Capital Corp.:
6.875%, 11/15/2028	295,000	280,800
6.9%, 5/1/2019	25,000	24,748
8.375%, 3/15/2012	75,000	81,704
Sprint Nextel Corp., 6.0%, 12/1/2016	50,000	47,433
Telecom Italia Capital:
5.25%, 10/1/2015	50,000	46,493
6.375%, 11/15/2033	75,000	70,646
Telefonica Emisiones SAU, 6.421%, 6/20/2016	50,000	50,698
Telefonica Europe BV, 7.75%, 9/15/2010	125,000	132,510
Verizon Communications Inc., 5.55%, 2/15/2016	50,000	48,713
Verizon New York, Inc., Series A, 6.875%, 4/1/2012	25,000	26,065
Verizon Virginia, Inc., 4.625%, 3/15/2013	100,000	93,763
Vodafone Group PLC:
5.0%, 12/16/2013 (a)	100,000	94,945
6.15%, 2/27/2037	75,000	69,772
7.75%, 2/15/2010	50,000	52,520
		2,663,759
Utilities 1.4%
American Electric Power Co., Inc., 5.25%, 6/1/2015	100,000	95,904
Arizona Public Service, 6.5%, 3/1/2012	25,000	25,600
Atmos Energy Corp., 4.95%, 10/15/2014	25,000	23,279
Cleveland Electric Illuminating Co., Series D, 7.88%, 11/1/2017	75,000	84,890
Consolidated Edison Co. of New York:
4.875%, 2/1/2013	50,000	48,214
6.2%, 6/15/2036	125,000	124,777
Consolidated Natural Gas Corp., 6.625%, 12/1/2008	200,000	203,659
Constellation Energy Group, 4.55%, 6/15/2015 (a)	30,000	27,149
Dominion Resources, Inc.:
Series C, 5.15%, 7/15/2015	50,000	47,490
Series A, 8.125%, 6/15/2010	90,000	96,912
DTE Energy Co., 7.05%, 6/1/2011 (a)	50,000	52,241
Duke Energy Corp., 5.3%, 10/1/2015	75,000	72,540
Emerson Electric Co., 4.75%, 10/15/2015 (a)	75,000	70,202
Exelon Corp.:
5.625%, 6/15/2035	25,000	22,335
6.75%, 5/1/2011	50,000	51,516
Florida Power & Light Co., 4.95%, 6/1/2035	50,000	42,434
General Electric Co., 5.0%, 2/1/2013	100,000	96,954
Hydro-Quebec, Series HY, 8.4%, 1/15/2022	100,000	126,625
KeySpan Corp., 8.0%, 11/15/2030	50,000	59,058
KeySpan Gas East Corp., 7.875%, 2/1/2010	25,000	26,397
National Rural Utilities Cooperative Finance Corp., 8.0%, 3/1/2032	100,000	123,120
NSTAR Electric Co., 4.875%, 4/15/2014	25,000	23,737
Pacific Gas & Electric Co., 6.05%, 3/1/2034	125,000	121,086
Progress Energy, Inc.:
6.85%, 4/15/2012	35,000	36,688
7.1%, 3/1/2011	42,000	44,010
PSE&G Power LLC, 5.5%, 12/1/2015	150,000	144,283
PSI Energy, Inc., 5.0%, 9/15/2013	50,000	47,939
Public Service Co. of Colorado, 4.875%, 3/1/2013	75,000	71,812
Scottish Power PLC, 5.375%, 3/15/2015	150,000	146,029
Sempra Energy:
6.0%, 2/1/2013	25,000	25,400
7.95%, 3/1/2010	25,000	26,433
Southern California Edison Co.:
6.0%, 1/15/2034 (a)	50,000	49,262
6.65%, 4/1/2029 (a)	100,000	104,916
Southern California Gas Co., 5.75%, 11/15/2035	50,000	47,500
Southern Union Co., 8.25%, 11/15/2029	50,000	56,189
United Utilities PLC, 5.375%, 2/1/2019 (a)	30,000	27,615
Wisconsin Energy Corp., 6.5%, 4/1/2011	50,000	51,460
		2,545,655
Total Corporate Bonds (Cost $35,406,814)		34,840,455

Asset Backed 1.1%
Automobile Receivables 0.3%
Chase Manhattan Auto Owner Trust, "A4", Series 2006-B, 5.11%, 4/15/2014	100,000	99,351
Daimler Chrysler Auto Trust, "A4", Series 2006-C, 4.98%, 11/8/2011	100,000	99,290
Honda Auto Receivables Owner Trust, "A3", Series 2007-1, 5.1%, 3/18/2011	200,000	199,369
Nissan Auto Receivables Owner Trust, "A4", Series 2005-C, 4.31%, 3/15/2011	100,000	98,180
		496,190
Credit Card Receivables 0.5%
Capital One Multi-Asset Execution Trust, "A7", Series 2005-A7, 4.7%, 6/15/2015	100,000	96,655
Chase Issuance Trust, "A4", Series 2005-A4, 4.23%, 1/15/2013	50,000	48,539
Citibank Credit Card Issuance Trust:
"A10", Series 2003-A10, 4.75%, 12/10/2015	100,000	95,530
"A8", Series 2004-A8, 4.9%, 12/12/2016	100,000	95,603
Citibank Credit Card Master Trust I, "A", Series 1999-2, 5.875%, 3/10/2011	100,000	100,866
MBNA Credit Card Master Note Trust, "A1", Series 2006-A1, 4.9%, 7/15/2011	200,000	198,843
MBNA Credit Card Master Trust:
"A", Series 1999-B, 5.9%, 8/15/2011	50,000	50,514
"A", Series 1999-J, 7.0%, 2/15/2012	200,000	207,050
		893,600
Home Equity Loans 0.2%
Chase Funding Mortgage Loan, "1A4", Series 2004-2, 5.323%, 2/25/2035	100,000	98,887
Countrywide Asset-Backed Certificates:
"AF3", Series 2005-1, 4.575%, 7/25/2035	48,622	48,347
"A6", Series 2006-S9, 5.588%, 8/25/2036	100,000	97,005
GMAC Mortgage Corp. Loan Trust, "A5", Series 2004-HE5, 4.865%, 9/25/2034	100,000	97,900
		342,139
Miscellaneous 0.1%
Centerpoint Energy Transition II, "A4", Series 2005-A, 5.17%, 8/1/2019	100,000	96,967
Detroit Edison Securitization Funding LLC, "A3", Series 2001-1, 5.875%, 3/1/2010	35,434	35,497
Oncor Electric Delivery Transition Bond Co., "A3", Series 2003-1, 4.95%, 2/15/2015	100,000	98,341
		230,805
Total Asset Backed (Cost $1,992,611)		1,962,734

Government & Agency Obligations 35.9%
Sovereign Bonds 1.2%
Canadian Government, 5.25%, 11/5/2008 (a)	100,000	100,209
Government of Malaysia, 8.75%, 6/1/2009 (a)	10,000	10,585
Kingdom of Sweden, 12.0%, 2/1/2010	220,000	255,572
Province of British Columbia, 5.375%, 10/29/2008	50,000	50,144
Province of Manitoba, 5.5%, 10/1/2008	200,000	200,670
Province of Nova Scotia, 5.75%, 2/27/2012	50,000	50,737
Province of Ontario:
4.375%, 2/15/2013 (a)	100,000	95,252
4.5%, 2/3/2015 (a)	150,000	142,270
Province of Quebec:
5.125%, 11/14/2016 (a)	50,000	48,515
5.75%, 2/15/2009	50,000	50,424
Series NN, 7.125%, 2/9/2024	100,000	114,653
Republic of Chile, 6.875%, 4/28/2009	10,000	10,254
Republic of Italy:
4.5%, 1/21/2015	250,000	235,979
6.875%, 9/27/2023 (a)	200,000	222,769
United Mexican States:
6.375%, 1/16/2013	350,000	361,900
Series A, 6.75%, 9/27/2034 (a)	41,000	43,727
Series A, 9.875%, 2/1/2010	190,000	209,760
		2,203,420
US Government Sponsored Agencies 9.1%
Federal Home Loan Bank:
3.875%, 6/14/2013	1,000,000	925,343
4.5%, 11/15/2012 (a)	1,000,000	962,780
4.875%, 5/14/2010 (a)	5,000,000	4,958,290
5.375%, 8/19/2011 (a)	1,000,000	1,004,101
Federal Home Loan Mortgage Corp.:
4.125%, 7/12/2010 (a)	1,000,000	970,226
4.25%, 7/15/2009 (a)	2,000,000	1,964,044
5.25%, 5/21/2009 (a)	2,000,000	2,001,562
6.75%, 9/15/2029	3,000	3,438
Federal National Mortgage Association:
4.25%, 5/15/2009	750,000	737,722
5.0%, 5/11/2017 (a)	1,000,000	964,038
5.25%, 1/15/2009 (a)	500,000	500,039
6.25%, 5/15/2029 (a)	450,000	486,658
7.125%, 1/15/2030 (a)	50,000	59,502
7.25%, 5/15/2030 (a)	650,000	784,783
		16,322,526
US Treasury Obligations 25.6%
US Treasury Bonds:
4.5%, 2/15/2036 (a)	550,000	498,008
4.625%, 2/15/2017 (a)	1,250,000	1,210,548
4.75%, 2/15/2037 (a)	625,000	589,307
5.375%, 2/15/2031 (a)	1,670,000	1,714,881
6.0%, 2/15/2026 (a)	810,000	884,165
6.25%, 8/15/2023 (a)	700,000	777,274
7.25%, 8/15/2022 (a)	590,000	714,223
7.625%, 11/15/2022	90,000	112,725
7.875%, 2/15/2021 (a)	300,000	377,508
8.0%, 11/15/2021 (a)	565,000	722,891
8.75%, 5/15/2020 (a)	300,000	399,445
8.75%, 8/15/2020 (a)	450,000	600,961
US Treasury Notes:
3.125%, 10/15/2008 (a)	1,000,000	977,266
3.5%, 8/15/2009 (a)	1,500,000	1,457,578
3.5%, 11/15/2009 (a)	1,750,000	1,695,585
3.625%, 7/15/2009 (a)	500,000	487,735
3.875%, 9/15/2010 (a)	1,500,000	1,455,234
4.125%, 5/15/2015 (a)	540,000	508,908
4.25%, 1/15/2011 (a)	2,700,000	2,643,046
4.25%, 8/15/2015 (a)	1,000,000	948,828
4.375%, 11/15/2008 (a)	1,650,000	1,636,465
4.5%, 2/15/2009 (a)	2,900,000	2,879,836
4.5%, 11/15/2010 (a)	1,000,000	987,969
4.5%, 4/30/2012 (a)	250,000	245,352
4.5%, 11/15/2015 (a)	1,580,000	1,523,959
4.5%, 2/15/2016 (a)	1,660,000	1,599,954
4.5%, 5/15/2017 (a)	1,000,000	958,750
4.625%, 12/31/2011 (a)	1,500,000	1,481,367
4.625%, 2/29/2012 (a)	500,000	493,594
4.625%, 11/15/2016 (a)	1,350,000	1,308,340
4.75%, 12/31/2008 (a)	1,000,000	996,953
4.75%, 2/15/2010 (a)	10,000,000	9,963,280
4.875%, 5/31/2009	1,000,000	999,688
4.875%, 8/15/2016 (a)	1,925,000	1,901,388
		45,753,011
Total Government & Agency Obligations (Cost $65,153,012)		64,278,957

Mortgage Backed Securities Pass-Throughs 37.9%
Federal Home Loan Mortgage Corp.:
4.0%, 1/1/2020	769,040	712,774
4.316%*, 3/1/2035	132,911	130,112
4.5%, with various maturities from 1/15/2013 until 11/1/2020 (a)	2,197,669	2,092,382
4.546%*, 3/1/2035	52,347	51,469
4.647%*, 7/1/2035	247,084	242,234
4.686%*, 4/1/2035	138,794	136,543
4.844%*, 9/1/2035	339,230	333,523
4.872%*, 11/1/2035	129,162	127,025
4.897%*, 12/1/2034	119,107	114,735
5.0%, with various maturities from 12/1/2017 until 9/1/2035	5,594,224	5,285,332
5.118%*, 6/1/2035	191,897	188,256
5.223%*, 9/1/2035	79,425	79,004
5.238%*, 12/1/2035	407,612	403,855
5.301%*, 4/1/2037**	300,000	298,062
5.435%*, 11/1/2035**	166,426	165,584
5.5%, with various maturities from 11/1/2013 until 3/1/2036**	7,849,462	7,613,936
5.518%*, 1/1/2037	97,665	96,367
5.543%*, 5/1/2037**	99,917	99,234
5.658%*, 4/1/2036	91,193	90,607
5.695%*, 4/1/2037	199,713	196,222
5.734%*, 4/1/2036	249,955	250,076
5.908%*, 2/1/2037	191,750	191,116
5.935%*, 12/1/2036	91,614	91,449
6.0%, with various maturities from 9/1/2021 until 11/1/2036**	5,056,528	5,026,570
6.454%*, 8/1/2036	79,936	80,704
6.5%, with various maturities from 12/1/2014 until 8/1/2036	1,659,051	1,678,782
7.0%, with various maturities from 3/15/2010 until 12/1/2026 (a)	507,378	529,321
7.5%, with various maturities from 5/1/2024 until 7/1/2027	18,259	19,115
Federal National Mortgage Association:
4.368%*, 3/1/2035	303,988	298,590
4.379%*, 4/1/2034	87,044	85,157
4.477%*, 3/1/2035	215,787	212,525
4.5%, with various maturities from 2/1/2020 until 7/1/2035	2,671,250	2,502,062
4.636%*, 4/1/2035	275,904	272,065
4.75%*, 11/1/2034	101,973	101,083
4.781%*, 1/1/2035	144,951	143,655
4.863%*, 8/1/2036	93,912	92,231
4.922%*, 6/1/2035	269,035	266,232
4.964%*, 10/1/2034	143,517	142,896
4.967%*, 8/1/2035	184,249	177,713
4.973%*, 6/1/2035	115,263	114,273
5.0%, with various maturities from 11/1/2020 until 4/1/2036	10,305,626	9,786,455
5.144%*, 1/1/2036	246,710	244,818
5.355%*, 1/1/2037	91,111	91,096
5.472%*, 1/1/2037	190,394	189,479
5.477%*, 1/1/2036	264,092	262,175
5.5%, with various maturities from 8/1/2019 until 6/1/2036**	11,039,049	10,697,738
5.521%*, 10/1/2036	177,437	176,957
5.606%*, 1/1/2037	95,536	95,411
5.782%*, 1/1/2037	92,534	92,719
5.881%*, 11/1/2036	192,230	193,050
5.932%*, 9/1/2036	175,079	175,435
6.0%, with various maturities from 10/1/2009 until 12/1/2036**	6,247,843	6,203,820
6.5%, with various maturities from 1/1/2018 until 12/1/2036	2,229,894	2,258,195
7.0%, with various maturities from 6/1/2012 until 12/1/2033	552,463	571,197
7.5%, with various maturities from 1/1/2024 until 4/1/2028	35,340	36,925
8.0%, with various maturities from 12/1/2021 until 11/1/2031	58,841	61,781
8.5%, with various maturities from 12/1/2025 until 8/1/2031	27,151	28,826
Government National Mortgage Association:
5.0%, with various maturities from 10/1/2033 until 10/20/2035**	1,395,625	1,315,655
5.5%, with various maturities from 9/15/2033 until 3/15/2035	2,162,195	2,100,632
6.0%, with various maturities from 2/15/2029 until 7/20/2036**	1,674,740	1,666,064
6.5%, with various maturities from 11/15/2023 until 8/15/2034	569,666	580,458
7.5%, with various maturities from 8/15/2029 until 6/15/2032	64,687	67,702
8.0%, with various maturities from 7/15/2022 until 3/15/2032	124,014	130,239
8.5%, 11/15/2029	23,092	24,705
9.0%, 1/15/2023	28,191	30,728
Total Mortgage Backed Securities Pass-Throughs (Cost $69,337,518)		67,815,131

Commercial and Non-Agency Mortgage-Backed Securities 4.3%
Banc of America Commercial Mortgage, Inc.:
"A4", Series 2004-1, 4.76%, 11/10/2039	200,000	189,508
"A3", Series 2003-2, 4.873%, 3/11/2041	300,000	290,469
"A4", Series 2007-1, 5.451%, 1/15/2049	100,000	96,729
Bear Stearns Commercial Mortgage Securities, Inc.:
"A2", Series 1999-WF2, 7.08%, 7/15/2031	398,130	406,937
"A1", Series 2000-WF2, 7.11%, 10/15/2032	122,984	123,802
"A2", Series 2000-WF1, 7.78%, 2/15/2032	150,000	156,745
Capco America Securitization Corp., "A1B", Series 1998-D7, 6.26%, 10/15/2030	96,944	97,574
Citigroup Commercial Mortgage Trust, "A4", Series 2004-C1, 5.529%*, 4/15/2040	100,000	98,345
Commercial Mortgage Pass-Through Certificate, "A2", Series 2004-LB4A, 4.049%, 10/15/2037	200,000	194,352
Credit Suisse Mortgage Capital Certificates, "A4", Series 2006-C1, 5.609%*, 2/15/2039	380,000	372,688
CS First Boston Mortgage Securities Corp.:
"A2", Series 2003-CPN1, 4.597%, 3/15/2035	215,000	204,107
"A3", Series 2001-CF2, 6.238%, 2/15/2034	151,543	151,554
DLJ Commercial Mortgage Corp., "A1B", Series 1998-CG1, 6.41%, 6/10/2031	72,943	73,204
First Union National Bank Commercial Mortgage, "A2", Series 2001-C4, 6.223%, 12/12/2033	150,000	153,068
GE Capital Commercial Mortgage Corp., "A4", Series 2003-C2, 5.145%, 7/10/2037	337,000	327,454
GMAC Commercial Mortgage Securities, Inc., "A4", Series 2003-C3, 5.023%, 4/10/2040	200,000	192,529
Greenwich Capital Commercial Funding Corp.:
"A7", Series 2004-GG1, 5.317%*, 6/10/2036	200,000	195,377
"A4", Series 2007-GG9, 5.444%, 3/10/2039	200,000	193,624
GS Mortgage Securities Corp. II:
"A4A", Series 2005-GG4, 4.751%, 7/10/2039	100,000	93,471
"A6", Series 2004-GG2, 5.396%*, 8/10/2038	100,000	97,847
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A2", Series 2004-C1, 4.302%, 1/15/2038	300,000	286,759
"A2", Series 2002-CIB5, 5.161%, 10/12/2037	200,000	195,436
"A3", Series 2007-LDPX, 5.42%, 1/15/2049	200,000	193,077
"A4", Series 2007-CB18, 5.44%, 6/12/2047	100,000	96,966
"A4", Series 2006-CB15, 5.814%*, 6/12/2043	250,000	249,226
"A4", Series 2006-LDP7, 6.065%*, 4/15/2045	100,000	100,605
LB-UBS Commercial Mortgage Trust:
"A4", Series 2003-C3, 4.166%, 5/15/2032	250,000	231,185
"A4", Series 2007-C1, 5.424%, 2/15/2040	100,000	96,671
"A4", Series 2002-C1, 6.462%, 3/15/2031	200,000	206,677
"A2", Series 2001-C2, 6.653%, 11/15/2027	100,000	103,548
Merrill Lynch Mortgage Trust:
"A4", Series 2005-MCP1, 4.747%*, 6/12/2043	200,000	186,654
"A6", Series 2005-CKI1, 5.416%*, 11/12/2037	100,000	96,734
Merrill Lynch/Countrywide Commercial Mortgage Trust:
"A4", Series 2007-6, 5.485%, 3/12/2051	200,000	193,768
"A4", Series 2006-1, 5.607%*, 2/12/2039	200,000	195,448
Morgan Stanley Capital I:
"A4", Series 2005-HQ5, 5.168%, 1/14/2042	250,000	240,516
"A2", Series 1999-LIFE, 7.11%, 4/15/2033	97,269	99,764
Morgan Stanley Dean Witter Capital I, "A2", Series 2002-TOP7, 5.98%, 1/15/2039	185,000	187,350
Wachovia Bank Commercial Mortgage Trust:
"A3", Series 2003-C9, 4.608%, 12/15/2035	100,000	96,877
"A4", Series 2004-C15, 4.803%, 10/15/2041	200,000	188,648
"A5", Series 2007-C30, 5.342%, 12/15/2043	500,000	480,294
"A4", Series 2006-C23, 5.418%*, 1/15/2045	200,000	193,902
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $7,810,641)		7,629,489
Municipal Bonds and Notes 0.1%
Illinois, State General Obligation, Taxable Pension, 5.1%, 6/1/2033	275,000	250,775
Oregon, State General Obligation, Taxable Pension, 5.892%, 6/1/2027	25,000	25,360
Total Municipal Bonds and Notes (Cost $286,718)		276,135
	Shares	Value ($)

Securities Lending Collateral 29.1%
Daily Assets Fund Institutional, 5.36% (b) (c) (Cost $52,067,133)	52,067,133	52,067,133

Cash Equivalents 1.3%
Cash Management QP Trust, 5.34% (b) (Cost $2,369,330)	2,369,330	2,369,330
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $234,423,777)+	129.2	231,239,364
Other Assets and Liabilities, Net	(29.2)	(52,281,003)
Net Assets	100.0	178,958,361
+ The cost for federal income tax purposes was $234,423,777. At June 30, 2007, net unrealized depreciation for all securities based on tax cost was $3,184,413. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $722,468 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,906,881.
* Floating rate notes are securities whose yields vary with a designated market index or maturity rate, such as the coupon-equivalent of the US Treasury Bill rate. These securities are shown at their current rate as of June 30, 2007.
** When-issued/delay delivery security included.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2007 amounted to $51,160,361 which is 28.6% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp, Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $179,987,314) — including $51,160,361 of securities loaned	$ 176,802,901
Investment in Cash Management QP Trust (cost $2,369,330)	2,369,330
Investment in Daily Assets Fund Institutional (cost $52,067,133)*	52,067,133
Total investments in securities, at value (cost $234,423,777)	231,239,364
Receivable for investments sold	1,968,007
Receivable for Fund shares sold	680,611
Interest receivable	1,933,341
Other assets	17,647
Total assets	235,838,970
Liabilities
Distributions payable	128,254
Payable upon return of securities loaned	52,067,133
Payable for investments purchased	3,571,849
Payable for when issued securities	776,688
Payable for Fund shares redeemed	194,817
Accrued management fee	495
Other accrued expenses and payables	141,373
Total liabilities	56,880,609
Net assets, at value	$ 178,958,361
Net Assets
Net assets consist of: Undistributed net investment income	76,541
Net unrealized appreciation (depreciation) on investment securities	(3,184,413)
Accumulated net realized gain (loss)	(514,222)
Paid-in capital	182,580,455
Net assets, at value	$ 178,958,361
Net Asset Value
Net Asset Value, offering and redemption price(a) per share ($178,958,361 ÷ 18,022,224 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.93
* Represents collateral on securities loaned.
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2007 (Unaudited)
Investment Income
Interest (net of foreign taxes withheld of $530)	3,832,954
Interest — Cash Management QP Trust	302,812
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	41,364
Total Income	4,177,130
Expenses: Management fee	119,563
Administration fee	79,709
Services to shareholders	11,236
Custodian fee	6,797
Auditing	36,037
Legal	6,635
Trustees' fees and expenses	3,892
Reports to shareholders	17,122
Registration fees	10,142
Pricing service fee	24,480
Other	5,179
Total expenses before expense reductions	320,792
Expense reductions	(199,516)
Total expenses after expense reductions	121,276
Net investment income	4,055,854
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(327,793)
Net unrealized appreciation (depreciation) during the period on investments	(2,654,580)
Net gain (loss) on investment transactions	(2,982,373)
Net increase (decrease) in net assets resulting from operations	$ 1,073,481

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006[a]
Operations: Net investment income	$ 4,055,854	$ 6,378,537
Net realized gain (loss) on investment transactions	(327,793)	(186,429)
Net unrealized appreciation (depreciation) during the period on investment transactions	(2,654,580)	(646,431)
Net increase (decrease) in net assets resulting from operations	1,073,481	5,545,677
Distributions to shareholders from: Net investment income	(4,056,531)	(6,382,180)
Net realized gains	—	(74,461)
Fund share transactions: Proceeds from shares sold	56,284,930	36,165,813
Reinvestment of distributions	2,907,937	5,313,785
Cost of shares redeemed	(15,241,168)	(23,059,235)
Redemption fees	451	387
Net increase (decrease) in net assets from Fund share transactions	43,952,150	18,420,750
Increase (decrease) in net assets	40,969,100	17,509,786
Net assets at beginning of period	137,989,261	120,479,475
Net assets at end of period (including undistributed net investment income of $76,541 and $77,218, respectively)	$ 178,958,361	$ 137,989,261
a On January 13, 2006, the U.S. Bond Index Portfolio, a master portfolio for a master-feeder structure, closed. The Statement of Changes in Net Assets includes the DWS U.S. Bond Index Fund's information as a stand-alone and feeder fund for the respective periods (See Note A in the Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 10.09	$ 10.18	$ 10.41	$ 10.46	$ 10.60	$ 10.42
Income (loss) from investment operations: Net investment income (loss)[b]	.25	.49	.43	.37	.44	.52
Net realized and unrealized gain (loss) on investment transactions	(.16)	(.07)	(.20)	.06	(.05)	.50
Total from investment operations	.09	.42	.23	.43	.39	1.02
Less distributions from: Net investment income	(.25)	(.50)	(.44)	(.37)	(.42)	(.52)
Net realized gain on investment transactions	—	(.01)	(.02)	(.11)	(.11)	(.32)
Total distributions	(.25)	(.51)	(.46)	(.48)	(.53)	(.84)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 9.93	$ 10.09	$ 10.18	$ 10.41	$ 10.46	$ 10.60
Total Return (%)[c]	.92**	4.19	2.22	4.27	3.75	10.04
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	179	138	120	160	143	100
Ratio of expenses before expense reductions (%)	.40*	.55	.57	.48	.50	.52
Ratio of expenses after expense reductions (%)	.15*	.16	.15	.15	.15	.15
Ratio of net investment income (loss) (%)	5.08*	4.94	4.24	3.57	4.27	4.94
Portfolio turnover rate	39**	25[e]	45[d]	71[d]	173[d]	235[d]
[a] For the six months ended June 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The portfolio turnover rates including mortgage dollar roll transactions were 203%, 341%, 271% and 266% for the periods ended December 31, 2005, December 31, 2004, December 31, 2003 and December 31, 2002, respectively.
[e] On January 13, 2006, the U.S. Bond Index Portfolio was closed (See Note A in the Notes to Financial Statements). This ratio includes the purchase and sale of portfolio securities of the DWS U.S. Bond Index Fund as a stand-alone fund in addition to the U.S. Bond Index Portfolio.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS U.S. Bond Index Fund (the "Fund") is a diversified series of the DWS Institutional Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

On August 8, 2005, the Board of Directors approved dissolving the DWS U.S. Bond Index Fund master-feeder structure, and converting the Fund to a stand alone fund. On January 13, 2006, the Fund received net assets with a value of $121,508,592 which included net unrealized appreciation of $669,128 from the U.S. Bond Index Portfolio (the "Portfolio") in a tax free exchange for its beneficial ownership in the Portfolio. Activity prior to this conversion is included in the Financial Statements

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of June 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuers of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to earn interest and receive principal payment on securities sold. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of the securities sold by the Fund may decline below the repurchase price of those securities.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2006, the Fund had a net tax basis capital loss carryforward of approximately $186,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2014, the expiration date, whichever occurs first.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns. Management has evaluated the application of FIN 48 and has determined there is no impact on the Fund's financial statements.

Distribution of Income and Gains. Net investment income is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended June 30, 2007, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations aggregated $79,520,546 and $43,051,945, respectively. Purchases and sales of US Treasury obligations aggregated $28,906,490 and $17,842,896, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. The advisory fee payable under the Management Agreement is equal to an annual rate of 0.15% of the Fund's average daily net assets, computed and accrued daily and payable monthly. Northern Trust Investments, N.A. ("NTI") serves as sub-advisor to the Fund and is paid by the Advisor for its services. NTI is responsible for the day to day management of the Fund.

For the period from January 1, 2007 through September 30, 2007, the Advisor has contractually agreed to waive a portion of their fees and/or reimburse expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses at 0.36%.

For the period from October 1, 2007 through April 30, 2008, the Advisor has contractually agreed to waive a portion of their fees and/or reimburse expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses at 0.32%.

In addition, the Advisor has voluntarily agreed to waive all or a portion of its fees and/or reimburse expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses at 0.15% of the average daily net assets of the the Fund. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

For the six months ended June 30, 2007, the Management Fee charged to the Fund was $119,563, all of which was waived.

Administration Fee. Pursuant to an Administrative Services Agreement with DIMA, the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2007, the Administration Fee charged to the Fund was $79,709, of which $69,553 was waived.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2007, the amount charged to the Fund by DWS-SISC aggregated $10,255, all of which was waived.

Typesetting and Filing Service Fees. Under an agreement with the Advisor, the Advisor is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2007, the amount charged to the Fund by the Advisor included in the Statement of Operations under "Reports to shareholders" aggregated $8,867, of which $4,951 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by its Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended June 30, 2007, the Fund's custodian fees were reduced by $145 for custody credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under this agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended June 30, 2007		Year Ended December 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold	5,573,259	$ 56,284,930	3,607,748	$ 36,165,813
Shares issued to shareholders in reinvestment of distributions	289,272	$ 2,907,937	529,936	$ 5,313,785
Shares redeemed	(1,512,780)	$ (15,241,168)	(2,299,112)	$ (23,059,235)
Redemption fees		$ 451		$ 387
Net increase (decrease)	4,349,751	$ 43,952,150	1,838,572	$ 18,420,750

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Account Management Resources

For shareholders of Institutional Class
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Institutional Class
Nasdaq Symbol	BTUSX
CUSIP Number	23339C 750
Fund Number	548

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS US Bond Index Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS US Bond Index Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 24, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	August 24, 2007